COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2014
COMMITMENTS AND CONTINGENCIES

13. COMMITMENTS AND CONTINGENCIES

As of March 31, 2014, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥6,502 million principally due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥10,586 million, ¥11,465 million and ¥12,876 million for the years ended March 31, 2012, 2013 and 2014, respectively.

The future minimum lease commitments under non-cancelable operating leases as of March 31, 2014 are as follows:

Years ending March 31,	(Yen in millions)
2015	¥5,991
2016	3,755
2017	2,260
2018	1,614
2019	1,278
2020 and thereafter	2,273

¥17,171

Kyocera has entered into purchase agreements for a certain portion of an anticipated quantity of materials used in its operations. Under those agreements, during the year ended March 31, 2014, Kyocera purchased ¥26,264 million and is obligated to purchase ¥210,799 million in total by the end of December 2020.

Kyocera guarantees the debt of employees, an investee and an unconsolidated subsidiary. As of March 31, 2014, the total amount of these guarantees was ¥531 million. The financial guarantees are made in the form of commitments and letters of awareness issued to financial institutions and generally obligate Kyocera to make payments in the event of default by the borrowers.

AVX corporation (AVX), a U.S. based subsidiary, has been identified by the United States Environmental Protection Agency (EPA), state governmental agencies or other private parties as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or equivalent state or local laws for clean-up and response costs associated with certain sites at which remediation is required with respect to prior contamination. Because CERCLA or such state statutes authorize joint and several liability, the EPA or state regulatory authorities could seek to recover all clean-up costs from any one of the PRPs at a site despite the involvement of other PRPs. At certain sites, financially responsible PRPs other than AVX also are, or have been, involved in site investigation and clean-up activities. AVX believes that any liability resulting from these sites will be apportioned between AVX and other PRPs.

To resolve its liability at the sites at which AVX has been named a PRP, AVX has entered into various administrative orders and consent decrees with federal and state regulatory agencies governing the timing and nature of investigation and remediation. As is customary, the orders and decrees regarding sites where the PRPs are not themselves implementing the chosen remedy contain provisions allowing the EPA to reopen the agreement and seek additional amounts from settling PRPs in the event that certain contingencies occur, such as the discovery of significant new information about site conditions.

In 1991, in connection with a consent decree finally approved in 1992 (1992 Consent Decree), AVX paid ¥8,878 million ($66 million), plus interest, toward the environmental conditions at, and remediation of, New Bedford Harbor in the Commonwealth of Massachusetts (the harbor) in a settlement with the United States, the EPA and the Commonwealth of Massachusetts (the Governments), subject to reopener provisions, including a reopener if certain remediation costs for the site exceed ¥13,442 million ($130.5 million).

On April 18, 2012, the EPA issued a Unilateral Administrative Order (UAO) directing AVX to perform certain remedial actions for the harbor clean-up pursuant to the reopener provisions.

On October 10, 2012, the Governments and AVX announced that they had reached a settlement with respect to the EPA’s ongoing clean-up of the harbor. That agreement is set forth in a Supplemental Consent Decree (Supplemental CD) that modifies certain provisions of the 1992 Consent Decree, including elimination of the Governments’ right to invoke any clean-up reopener provisions in the future. Under the terms of the settlement, AVX was obligated to pay ¥37,324 million ($366.25 million), plus interest computed from August 1, 2012, in three installments over a two-year period for use by the EPA and the Commonwealth to complete the clean-up of the harbor. The settlement also required the EPA to withdraw the UAO. The United States District Court approved the settlement and entered the Supplemental CD on September 19, 2013.

On October 18, 2013, AVX paid the initial settlement installment of ¥13,335 million ($133.35 million), plus accrued interest of ¥395 million ($3.95 million). On March 26, 2014, AVX prepaid a second settlement installment of ¥11,414 million ($110.82 million), plus accrued interest of ¥85 million ($0.82 million) on the remaining settlement amount through that date. In accordance with the terms of the Supplemental CD, AVX is obligated to pay ¥12,575 million ($122.08 million), plus interest on September 21, 2015. AVX has the option to prepay any portion of the remaining settlement balance at any time prior to the due date of the remaining installment.

AVX and Kyocera recorded a charge with respect to this matter in the amount of ¥7,900 million ($100 million) for the year ended March 31, 2012, and ¥21,300 million ($266.25 million) for the year ended March 31, 2013, which were included in selling, general and administrative expenses in the consolidated statements of income. As of March 31, 2014, AVX and Kyocera have recorded a liability of the amount of the third payment in accordance with the Supplemental CD.

In addition to the above matter, Kyocera is involved in various environmental matters and Kyocera currently has certain amount of reserves related to such environmental matters. The amount recorded for identified contingent liabilities is based on estimates. Amounts recorded are reviewed periodically and adjusted to reflect additional legal and technical information that becomes available. The uncertainties about the status of laws, regulations, regulatory actions, technology and information related to individual sites make it difficult to develop an estimate of the reasonably possible aggregate environmental remediation exposure; therefore these costs could differ from our current estimates.

Kyocera is also subject to various lawsuits and claims which arise in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.